UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12


              MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND

          (Name of Registrant As Specified in its Declaration of Trust)


Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

MADISON                                                             CLAYMORE(SM)
INVESTMENT ADVISORS


              MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND
                            2455 CORPORATE WEST DRIVE
                              LISLE, ILLINOIS 60532

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 21, 2009
--------------------------------------------------------------------------------

         Notice is hereby given to the holders of common shares of beneficial interest, par value $0.01 per share ("Shares") of Madison/Claymore Covered Call & Equity Strategy Fund (the "Fund") that the annual meeting of Shareholders of the Fund (the "Annual Meeting") will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois 60532, on Tuesday, July 21, 2009, at 1:00 p.m. Central time. The Annual Meeting is being held for the following purposes:

1. To elect two Trustees as Class II Trustees to serve until the Fund's 2012 annual meeting of Shareholders or until their respective successors shall have been elected and qualified;

2. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

THE BOARD OF TRUSTEES (THE "BOARD") OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

         The Board has fixed the close of business on May 29, 2009, as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions via telephone or the Internet so you will be represented at the Annual Meeting.


                                    By order of the Board of Trustees

                                    /s/ J. Thomas Futrell

                                    J. Thomas Futrell
                                    Chief Executive Officer

Lisle, Illinois
June 22, 2009

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY TELEPHONE, INTERNET OR MAIL. IF VOTING BY MAIL, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE ANNUAL MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY SUBMITTED PROXY. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD (OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS CONTAINED ON THE PROXY CARD) TODAY.

              MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND
--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------


                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 21, 2009


         This document gives you information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders ("Notice of Annual Meeting"). Much of the information in this proxy statement ("Proxy Statement") is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, (800) 851-0264.

         This Proxy Statement is furnished to the holders of common shares of beneficial interest, par value $0.01 per share ("Shares"), of Madison/Claymore Covered Call & Equity Strategy Fund (the "Fund") in connection with the solicitation by the Board of Trustees of the Fund (the "Board") of proxies to be voted at the annual meeting of Shareholders of the Fund to be held on Tuesday, July 21, 2009, and any adjournment or postponement thereof (the "Annual Meeting"). The Annual Meeting will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois 60532 on July 21, 2009, at 1:00 p.m. Central time. This Proxy Statement and the enclosed proxy card are first being sent to the Fund's Shareholders on or about June 22, 2009.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JULY 21, 2009: This proxy statement is available on the Internet at www.proxyvote.com. On this site, you will be able to access the proxy statement for the Annual Meeting and any amendments or supplements to the foregoing material required to be furnished to Shareholders.

o        WHY IS A SHAREHOLDER MEETING BEING HELD?

         The Fund's Shares are listed on the New York Stock Exchange (the "NYSE") under the ticker symbol "MCN," which requires the Fund to hold a meeting of Shareholders to elect Trustees each fiscal year.

o        WHAT PROPOSAL WILL BE VOTED ON AT THE ANNUAL MEETING?

         Shareholders of the Fund are being asked to vote on the following proposal at the Annual Meeting:

         1. To elect two Trustees as Class II Trustees to serve until the Fund's 2012 annual meeting of Shareholders or until their respective successors shall have been elected and qualified.

o        WILL YOUR VOTE MAKE A DIFFERENCE?

         YES! Your vote is important and could make a difference in the governance of the Fund, no matter how many Shares you own.

o        WHO IS ASKING FOR YOUR VOTE?

         The enclosed proxy is solicited by the Board for use at the Annual Meeting to be held on Tuesday, July 21, 2009, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting. The Notice of Annual Meeting, the proxy and this Proxy Statement are being mailed on or about June 22, 2009.

o        HOW DOES THE BOARD RECOMMEND THAT SHAREHOLDERS VOTE ON THE PROPOSAL?

         The Board recommends that you vote "FOR" the proposal.

o        WHO IS ELIGIBLE TO VOTE?

         Shareholders of record of the Fund at the close of business on May 29, 2009, are entitled to be present and to vote at the Annual Meeting or any adjournment or postponement thereof. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your Shares will be voted in accordance with the Board's recommendation. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies' discretion unless you specify otherwise in your proxy.

         Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

o        HOW MANY SHARES OF THE FUND WERE OUTSTANDING AS OF THE RECORD DATE?

              At the close of business on May 29, 2009, the Fund had 19,268,423 Shares outstanding.

THE PROPOSAL: ELECTION OF TRUSTEES

         The Fund's Shares are listed on the NYSE, which requires the Fund to hold a meeting of Shareholders to elect Trustees each fiscal year. Therefore, Shareholders of the Fund are being asked to elect two Trustees (Ronald A. Nyberg and James R. Imhoff, Jr. are the nominees) as Class II Trustees to serve until the Fund's 2012 annual meeting of Shareholders or until their respective successors shall have been elected and qualified.

COMPOSITION OF THE BOARD OF TRUSTEES

         The Trustees of the Fund are classified into three classes of Trustees:
Class I Trustees, Class II Trustees and Class III Trustees. Assuming each of the nominees is elected at the Annual Meeting, the Board will be constituted as follows:

         CLASS I TRUSTEES

         -Mr. Randall C. Barnes and Mr. Frank E. Burgess are the Class I Trustees. It is currently anticipated that Class I Trustees will next stand for election at the Funds 2011 annual meeting of Shareholders.

         CLASS II TRUSTEES

         -Mr. Philip E. Blake, Mr. Nicholas Dalmaso, Mr. James R. Imhoff, Jr. and Mr. Ronald A. Nyberg are the Class II Trustees. The terms of Mr. Blake and Mr. Dalmaso will expire at the Annual Meeting and they are not standing for election at the Annual Meeting. Mr. Imhoff and Mr. Nyberg are standing for election at the Annual Meeting. It is currently anticipated that Class II Trustees will next stand for election at the Fund's 2012 annual meeting of Shareholders.

         CLASS III TRUSTEES

         -Mr. Ronald E. Toupin, Jr. and Mr. Lorence D. Wheeler are the Class III Trustees. It is currently anticipated that Class III Trustees will next stand for election at the Fund's 2010 annual meeting of Shareholders.

         Generally, the Trustees of only one class are elected at each annual meeting of Shareholders, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three year period. Pursuant to authority granted to it under the Fund's Agreement and Declaration of Trust, the Board has decided to reduce its size from eight to six Trustees upon the expiration of the current terms of Mr. Blake and Mr. Dalmaso at the Annual Meeting. Mr. Blake and Mr. Dalmaso are not standing for election at the Annual Meeting. In connection with the reduction in the size of the Board, Mr. Nyberg has been reclassified as a Class II Trustee of the Fund and, along with Mr. Imhoff, will stand for election at the Annual Meeting. The reclassification of Mr. Nyberg as a Class II Trustee ensures that each class of Trustees has two Trustees.

         Each Class II Trustee nominee will hold office for three years or until his successor shall have been elected and qualified. The other Trustees of the Fund will continue to serve under their current terms as described above. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of each Class II Trustee nominee named above. Each Class II Trustee nominee has indicated that he has consented to serve as a Trustee if elected at the Annual Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

TRUSTEES

         Certain information concerning the Trustees and officers of the Fund is set forth in the tables below. The "interested" Trustees (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) are indicated below. Independent Trustees are those who are not interested persons of the Fund, the Fund's investment adviser, Claymore Advisors, LLC ("Claymore" or the "Adviser"), or the Fund's investment manager, Madison Asset Management, LLC ("Madison" or the "Investment Managerand comply with the definition of "independent" (as defined in Rule 10A-3 of the Securities Exchange Act of 1934) (the "Independent Trustees").

         The Fund is part of a fund complex (referred to herein as the "Fund Complex") comprised of fourteen closed-end funds, including the Fund, and thirty-four exchange-traded funds.

                                       TERM OF
                                      OFFICE(2)                                           NUMBER OF
                                         AND                                            PORTFOLIOS IN          OTHER
NAME, ADDRESS(1)       POSITION(S)     LENGTH                                            FUND COMPLEX      DIRECTORSHIPS
AND YEAR                HELD WITH      OF TIME        PRINCIPAL OCCUPATION                OVERSEEN BY          HELD BY
OF BIRTH                  FUND         SERVED     DURING THE PAST FIVE YEARS               TRUSTEE            TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES:

Randall C. Barnes      Trustee        Trustee     Private Investor. Formerly, Senior Vice     43           None.
Year of birth: 1951                   since 2004  President & Treasurer (1993-1997),
                                                  President, Pizza Hut International
                                                  (1991-1993) and Senior Vice President,
                                                  Strategic Planning and New Business
                                                  Development (1987-1990) of PepsiCo, Inc.

Philip E. Blake(4)     Trustee        Trustee     Private Investor.                           1            Director, Madison
P.O. Box 2076                         since 2004                                                           Newspapers, Inc.,
10 E. Doty Street                                                                                          Nerites, Inc.
Madison, WI 53701                                                                                          Trustee, Madison
Year of birth: 1944                                                                                        Strategic Sector
                                                                                                           Premium Fund and
                                                                                                           funds in the Mosaic
                                                                                                           fund complex.

James R.               Trustee        Trustee     Chairman and CEO of First Weber Group.      1            Director, Park Bank.
Imhoff, Jr.(3)                        since 2004                                                           Trustee, Madison
5250 East                                                                                                  Strategic Sector
Terrace Drive                                                                                              Premium Fund and funds
Madison, WI 53718                                                                                          Strategic Sector
Year of Birth: 1944                                                                                        Premium Fund and
                                                                                                           funds in the Mosaic
                                                                                                           fund complex.

Ronald A.              Trustee        Trustee     Partner of Nyberg & Cassioppi, LLC, a law   46           None.
Nyberg(3)                             since 2004  firm specializing in Corporate Law,
Year of birth: 1953                               Estate Planning and Business Transactions
                                                  (2000-present). Formerly, Executive Vice
                                                  President, General Counsel and Corporate
                                                  Secretary of Van Kampen Investments
                                                  (1982-1999).

Ronald E.              Trustee        Trustee     Retired. Formerly, Vice President, Manager  43           None.
Toupin, Jr.                           since 2004  and Portfolio Manager of Nuveen Asset
Year of birth: 1958                               Management (1998-1999), Vice President of
                                                  Nuveen Investment Advisor Corporation
                                                  (1992-1999), Vice President and Manager of
                                                  Nuveen Unit Investment Trusts (1991-1999)
                                                  and Assistant Vice President and Portfolio
                                                  Manager of Nuveen Unit Investment Trusts
                                                  (1988-1999), each of John Nuveen & Company,
                                                  Inc. (1982-1999).

Lorence D.             Trustee        Trustee     Formerly, President of Credit Union         1            Director, Grand
Wheeler                               since 2004  Benefits Services Inc.; Pension Specialist               Mountain Bank
135 County Rd 8300                                for CUNA Mutual Group.                                   FSB and Grand
Tabernash, CO 80478                                                                                        Mountain Bancshares Inc.
Year of Birth: 1938                                                                                        Trustee, Madison
                                                                                                           Strategic Sector
                                                                                                           Premium Fund and
                                                                                                           funds in the Mosaic
                                                                                                           fund complex.

                                       5

                                       TERM OF
                                      OFFICE(2)                                           NUMBER OF
                                         AND                                            PORTFOLIOS IN          OTHER
NAME, ADDRESS(1)       POSITION(S)     LENGTH                                            FUND COMPLEX      DIRECTORSHIPS
AND YEAR                HELD WITH      OF TIME        PRINCIPAL OCCUPATION                OVERSEEN BY          HELD BY
OF BIRTH                  FUND         SERVED     DURING THE PAST FIVE YEARS               TRUSTEE            TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES:

Frank E.               Trustee,       Trustee     Founder, President and CEO of Madison       1            Director, Capital
Burgess+               Senior         since 2004  Investment Advisors, Inc. (1974-present)                 Bankshares, Inc.,
550 Science            Vice                       and of Madison Asset Management, LLC.                    Outrider Foundation,
Drive                  President                                                                           Inc., American Riviera
Madison, WI 53711                                                                                          Bank and Capital
Year of Birth: 1942                                                                                        Bankshares of
                                                                                                           WI. Trustee, Madison
                                                                                                           Strategic Sector
                                                                                                           Premium Fund and funds
                                                                                                           in the Mosaic fund
                                                                                                           complex.

Nicholas               Trustee        Trustee     Attorney. Formerly, Senior Managing         45           None.
Dalmaso+(4)                           since 2004  Director and Chief Administrative Officer
Year of birth: 1965                               (2007-2008) and General Counsel (2001-2007)
                                                  of Claymore Advisors, LLC and Claymore
                                                  Securities, Inc. Formerly, Assistant
                                                  General Counsel, John Nuveen and Company
                                                  Inc. (1999-2001). Formerly, Vice President
                                                  and Associate General Counsel of Van Kampen
                                                  Investments, Inc. (1992-1999).

-------------------

+ "Interested person" of the Fund as defined in the 1940 Act. Mr. Burgess is an interested person of the Fund because he is an officer of the Investment Manager and certain of its affiliates. Mr. Dalmaso is an interested person of the Fund as a result of his former position as an officer of the Investment Adviser and certain of its affiliates and his equity ownership of the Investment Adviser and certain of its affiliates.

(1) The business address of each Trustee of the Fund is 2455 Corporate West Drive, Lisle, Illinois 60532, unless otherwise noted.

(2) Each Trustee is generally expected to serve a three year term concurrent with the class of Trustees for which he serves.

(3)      Nominee for election as a Trustee at the Annual Meeting.

(4) Mr. Blake and Mr. Dalmaso are not standing for re-election at the Annual Meeting and their terms expire at the Annual Meeting.

EXECUTIVE OFFICERS

         The following information relates to the executive officers of the Fund who are not Trustees. The officers of the Fund are appointed by the Board and serve until their respective successors are chosen and qualified. The Fund's officers receive no compensation from the Fund but may also be officers or employees of the Adviser, the Investment Manager or affiliates of the Adviser or the Investment Manager and may receive compensation in such capacities.

                                                TERM OF
                                             OFFICE(2) AND
NAME, ADDRESS(1)                                LENGTH
AND YEAR                                        OF TIME                PRINCIPAL OCCUPATION DURING
OF BIRTH                  TITLE                 SERVED                    THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------

J. Thomas Futrell         Chief              Since 2008          Senior Managing Director, Chief Investment
Year of birth: 1955       Executive Officer                      (2008-present) of Claymore Advisors,
                          Officer                                LLC and Claymore Securities, Inc.;
                                                                 Chief Executive Officer of certain funds
                                                                 the Fund Complex. Formerly, Managing
                                                                 Director in charge of Research (2000-2007)
                                                                 for Nuveen Asset Management.

Kevin M. Robinson         Chief              Since 2008          Senior Managing Director, General Counsel
Year of birth: 1959       Legal                                  and Corporate Secretary (2007-present) of
                          Officer                                Claymore Advisors, LLC and Claymore
                                                                 Securities, Inc.; Chief Legal Officer of certain
                                                                 funds in the Fund Complex. Formerly,
                                                                 Associate General Counsel (2000-2007) of
                                                                 NYSE Euronext, Inc. Formerly, Archipelago
                                                                 Holdings, Inc. Senior Managing Director and
                                                                 Associate General Counsel (1997-2000) of
                                                                 ABN Amro Inc. Formerly, Senior Counsel in
                                                                 the Enforcement Division (1989-1997) of the
                                                                 U.S. Securities and Exchange Commission.

Steven M. Hill            Chief              Since 2004          Senior Managing Director of Claymore
Year of birth: 1964       Financial                              Advisors, LLC and Claymore Securities, Inc.
                          Officer,                               (2005- present). Formerly, Chief Financial
                          Chief                                  Officer (2005-2006) Claymore Group Inc.
                          Accounting                             Managing Director of Claymore Advisors, LLC
                          Officer and                            and Claymore Securities, Inc. (2003-2005).
                          Treasurer                              Previously, Treasurer of Henderson Global
                                                                 Funds and Operations Manager for
                                                                 Henderson Global Investors (NA)
                                                                 Inc., (2002-2003); Managing
                                                                 Director, FrontPoint Partners LLC
                                                                 (2001- 2002); Vice President, Nuveen
                                                                 Investments (1999-2001); Chief
                                                                 Financial Officer, Skyline Asset
                                                                 Management LP, (1999); Vice
                                                                 President, Van Kampen Investments
                                                                 and Assistant Treasurer, Van Kampen
                                                                 mutual funds (1989-1999).

Bruce Saxon               Chief              Since 2006          Vice President - Fund Compliance Officer of
Year of birth: 1957       Compliance                             Claymore Securities, Inc. (Feb. 2006-present).
                          Officer                                Chief Compliance Officer of certain funds in
                                                                 the Fund Complex. Chief Compliance
                                                                 Officer/Assistant Secretary of Harris
                                                                 Investment Management, Inc. (2003-2006).
                                                                 Director-Compliance of Harrisdirect LLC
                                                                 (1999-2003).

                                       7

                                                TERM OF
                                             OFFICE(2) AND
NAME, ADDRESS(1)                                LENGTH
AND YEAR                                        OF TIME                PRINCIPAL OCCUPATION DURING
OF BIRTH                  TITLE                 SERVED                    THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------

Mark E. Mathiasen         Secretary          Since 2008          Vice President; Assistant General Counsel of
Year of birth: 1978                                              Claymore Group Inc. (2007-present). Secretary
                                                                 of certain funds in the Fund Complex.
                                                                 Previously, Law Clerk, Idaho State Courts
                                                                 (2003-2006).

Jay Sekelsky              Vice               Since 2004          Managing Director of Madison Investment
Year of birth: 1959       President                              Advisors, Inc. and Vice President of Madison
                                                                 Asset Management, LLC. Vice President of
                                                                 Madison Strategic Sector Premium Fund and
                                                                 funds in the Mosaic fund complex.

Katherine L. Frank        Vice               Since 2004          Managing Director of Madison Investment
Year of birth: 1960       President                              Advisors, Inc. Vice President of Madison Asset
                                                                 Management. Trustee and President of
                                                                 Madison Strategic Sector Premium
                                                                 Fund and funds in the Mosaic fund
                                                                 complex.

Greg Hoppe                Vice               Since 2008          Vice President of Madison Mosaic, LLC; Vice
Year of birth: 1969       President                              President of Madison Asset Management, LLC.

Ray DiBernardo            Vice               Since 2009          Vice President of Madison Investment
Year of birth: 1962       President                              Advisors, Inc.

James Howley              Assistant          Since 2007          Vice President, Fund Administration of
Year of birth: 1972       Treasurer                              Claymore Securities, Inc. (2004-present).
                                                                 Assistant Treasurer of certain funds in the
                                                                 Fund Complex. Previously, Manager, Mutual
                                                                 Fund Administration of Van Kampen Investments, Inc.

Donald P. Swade           Assistant          Since 2008          Vice President, Fund Administration (2006-
Year of birth: 1972       Treasurer                              present) of Claymore Advisors, LLC and
                                                                 Claymore Securities, Inc.; Assistant Treasurer
                                                                 of certain funds in the Fund Complex.
                                                                 Formerly, Manager-Mutual Fund Financial
                                                                 Administration (2003-2006) for Morgan
                                                                 Stanley/Van Kampen Investments.

Mark J. Furjanic          Assistant          Since 2008          Vice President, Fund Administration-Tax
Year of birth: 1959       Treasurer                              (2005-present) of Claymore Advisors, LLC and
                                                                 Claymore Securities, Inc.; Assistant Treasurer
                                                                 of certain funds in the Fund Complex.
                                                                 Senior Manager (1999-2005) for
                                                                 Ernst & Young LLP

Melissa J. Nguyen         Assistant          Since 2006          Vice President, Assistant General Counsel of
Year of birth: 1978       Secretary                              Claymore Group Inc. (2005-present). Secretary
                                                                 of certain funds in the Fund Complex.
                                                                 Formerly, Associate, Vedder Price, P.C.
                                                                 (2003-2005).

------------------

(1) The business address of each officer of the Fund is 2455 Corporate West Drive, Lisle, Illinois 60532, unless otherwise noted.

(2) Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

BOARD COMMITTEES

         The Trustees have determined that the efficient conduct of the Trustees' affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. Two of the committees of the Board are the Audit Committee and the Nominating and Governance Committee.

         Audit Committee The Board has an Audit Committee, which is charged with selecting an independent registered public accounting firm for the Fund and reviewing accounting matters with the Fund's independent registered public accounting firm. Each member of the Audit Committee is an Independent Trustee as defined above and also meets the additional independence requirements for audit committee members as defined by the NYSE.

The Audit Committee presents the following report:

         The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Fund with management of the Fund, (ii) the Audit Committee discussed with the Fund's independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, (iii) the Audit Committee received the written disclosures and the letter from the Fund's independent registered public accounting firm required by Independence Standards Board Standard No. 1 and has discussed with the Fund's independent registered public accounting firm the independence of the Fund's independent registered public accounting firm and (iv) the Audit Committee recommended to the Board of Trustees of the Fund that the financial statements be included in the Fund's Annual Report for the past fiscal period.

         The members of the Audit Committee are Randall C. Barnes, Philip E. Blake, James R. Imhoff, Jr., Ronald A. Nyberg, Ronald E. Toupin, Jr. and Lorence
D. Wheeler. Mr. Blake will no longer be a member of the Audit Committee when his term as trustee expires at the Annual Meeting.

         The Audit Committee is governed by a written charter, the most recent version of which was approved by the Board on October 13, 2006 (the "Audit Committee Charter"). In accordance with proxy rules promulgated by the SEC, a fund's audit committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The Audit Committee Charter was filed as Appendix A to the Fund's proxy statement filed with the Securities and Exchange Commission on July 12, 2007.

         Nominating and Governance Committee The Board has a Nominating and Governance Committee, which is composed of Randall C. Barnes, Philip E. Blake, James R. Imhoff, Jr., Ronald A. Nyberg, Ronald E. Toupin, Jr. and Lorence D. Wheeler, each of whom is an Independent Trustee as defined above and is

"independent" as defined by NYSE listing standards. Mr. Blake will no longer be a member of the Nominating and Governance Committee when his term as trustee expires at the Annual Meeting.

         The Nominating and Governance Committee is governed by a written charter (the "Nominating and Governance Committee Charter"), the most recent version of which was approved by the Board on January 20, 2009. In accordance with proxy rules promulgated by the SEC, a fund's nominating committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The Nominating and Governance Committee Charter is attached hereto as Appendix A.

         The Nominating and Governance Committee (i) evaluates and recommends all candidates for election or appointment as members of the Board and recommends the appointment of members and chairs of each committee of the Board,
(ii) reviews policy matters affecting the operation of the Board and committees of the Board, (iii) periodically evaluates the effectiveness of the Board and committees of the Board and (iv) oversees the contract review process, including annual review of the Fund's advisory agreements and other contracts with affiliated service providers. In considering Trustee nominee candidates, the Nominating and Governance Committee requires that Trustee candidates have a college degree or equivalent business experience and may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): availability and commitment of a candidate to attend meetings and perform the responsibilities of a Trustee, relevant experience, educational background, financial expertise, the candidate's ability, judgment and expertise and overall diversity of the Board's composition. The Nominating and Governance Committee may consider candidates recommended by various sources, including (but not limited to): the Fund's Trustees, officers, investment advisers and Shareholders. The Nominating and Governance Committee will not nominate a person for election to the Board as a Trustee after such person has reached the age of seventy-three (73), unless such person is an "interested person" of the Fund as defined in the 1940 Act. The Nominating and Governance Committee may, but is not required to, retain a third party search firm to identify potential candidates.

         A Trustee candidate must (i) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Nominating and Governance Committee to evaluate the candidate and to determine, among other matters, whether the candidate would qualify as a Trustee who is not an "interested person" of the registrant as such term is defined under the 1940 Act; (ii) be prepared to submit character references and agree to appropriate background checks; and (iii) be prepared to meet with one or more members of the Nominating and Governance Committee at a time and location convenient to those Nominating and Governance Committee members in order to discuss the nominee's qualifications.

         The Nominating and Governance Committee will consider Trustee candidates recommended by the Fund's Shareholders. The Nominating and Governance Committee will consider and evaluate Trustee nominee candidates properly submitted by Shareholders on the same basis as it considers and evaluates candidates recommended by other sources. To have a candidate considered by the Nominating and Governance Committee, a Shareholder must submit the recommendation in writing and must include the information required by the for Shareholders to Submit Nominee Candidates," which are set forth as Appendix B to the Fund's Nominating and Governance Committee Charter, which is attached hereto as Appendix A. Shareholder recommendations must be sent to the Fund's Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

         The nominees for election at the Annual Meeting currently serve as Trustees and were unanimously nominated by the Board of Trustees and the Nominating and Governance Committee.

SHAREHOLDER COMMUNICATIONS

         Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board of Trustees or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund's Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

         As of May 29, 2009, each Trustee beneficially owned equity securities of the Fund and other funds in the Fund Complex overseen by the Trustee in the dollar range amounts as specified below:

                                                    AGGREGATE DOLLAR RANGE OF
                            DOLLAR RANGE OF EQUITY EQUITY SECURITIES OVERSEEN BY
NAME OF TRUSTEE             SECURITIES IN THE FUND  TRUSTEE IN THE FUND COMPLEX
--------------------------------------------------------------------------------

Independent Trustees:
Randall C. Barnes                    None                  Over $100,000
Philip E. Blake                 $10,001-$50,000           $10,001-$50,000
James R. Imhoff, Jr.           $50,001-$100,000          $50,001-$100,000
Ronald A. Nyberg                  $1-$10,000               Over $100,000
Ronald E. Toupin, Jr.                None                      None
Lorence D. Wheeler              $10,001-$50,000           $10,001-$50,000

Interested Trustees
Frank Burgess                    Over $100,000             Over $100,000
Nicholas Dalmaso                     None                      None

         As of May 31, 2009, each Trustee and the Trustees and officers of the Fund as a group owned less than 1% of the outstanding Shares of the Fund.

BOARD AND COMMITTEE MEETINGS

         During the Fund's fiscal year ended December 31, 2008, the Board held four meetings, the Fund's Audit Committee held three meetings and the Fund's Nominating and Governance Committee held four meetings.

         Each Trustee attended at least 75% of the meetings of the Board (and any committee thereof on which he serves) held during the Fund's fiscal year ended December 31, 2008. It is the Fund's policy to encourage Trustees to attend annual Shareholders' meetings.

TRUSTEE COMPENSATION

         The Fund pays an annual retainer and fee per meeting attended to each Trustee who is not affiliated with the Adviser, the Investment Manager or their respective affiliates and pays an additional annual fee to the chairman of the Board and of any committee of the Board. The following table provides information regarding the compensation of the Fund's Trustees for the Fund's fiscal year ended December 31, 2008. The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this proxy statement.

                                 COMPENSATION           TOTAL COMPENSATION
NAME OF TRUSTEE(1)               FROM THE FUND         FROM THE FUND COMPLEX
--------------------------------------------------------------------------------

Randall C. Barnes                   $22,250                  $285,688
Philip E. Blake                     $21,500                   $21,500
James R. Imhoff, Jr.                $21,500                   $21,500
Ronald A. Nyberg                    $23,000                  $390,688
Ronald E. Toupin, Jr.               $24,500                  $319,563
Lorence D. Wheeler                  $21,500                   $21,500

------------------

(1) Trustees not eligible for compensation are not included in the above table.

SHAREHOLDER APPROVAL

         The affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the Proposal at the Annual Meeting at which a quorum (i.e., a majority of the Shares entitled to vote on the Proposal) is present in person or by proxy is necessary to approve the Proposal. The holders of the Fund's Shares will have equal voting rights (i.e., one vote per Share).

BOARD RECOMMENDATION

         The Board of the Fund, including the Independent Trustees, unanimously recommends that you for "FOR ALL" of the nominees for the Board of Trustees listed in the Proxy Statement.

ADDITIONAL INFORMATION

FURTHER INFORMATION ABOUT VOTING AND THE ANNUAL MEETING

         Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or record your voting instructions via telephone or the Internet so your Shares will be represented at the Annual Meeting. Information regarding how to vote via telephone or the Internet is included on the enclosed proxy card.

         If you attend the Annual Meeting and wish to vote in person, you will be able to do so. You may contact the Fund at (800) 851-0264 to obtain directions to the site of the Annual Meeting.

         Thirty percent (30%) of the Shares of the Fund entitled to vote on the proposal must be present in person or by proxy to have a quorum for the Fund to conduct business at the Meeting. Votes withheld and broker non-votes will be counted as Shares present at the Annual Meeting for quorum purposes.

         All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. IF NO SPECIFICATION IS MADE ON A PROXY CARD, IT WILL BE VOTED FOR THE PROPOSAL SPECIFIED ON THE PROXY CARD.

         Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

         The Board has fixed the close of business on May 29, 2009, as the Record Date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Fund as of the close of business on the Record Date will be entitled to one vote on each matter to be voted on by the Fund for each Share held and a fractional vote with respect to fractional Shares with no cumulative voting rights.

ADVISER AND INVESTMENT MANAGER

         Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group Inc., acts as the Fund's investment adviser. As of March 31, 2009, Claymore entities have provided supervision, management, servicing or distribution on approximately $10.1 billion in assets through closed-end funds, unit investment trusts, and exchange-traded funds. Claymore is located at 2455 Corporate West Drive, Lisle, Illinois 60532.

         Madison Asset Management, LLC, a subsidiary of Madison Investment Advisors, Inc., acts as the Fund's investment manager and is responsible for the day-to-day management of the Fund's portfolio. Madison is located at 550 Science Drive, Madison, Wisconsin 53711. Madison and its affiliated entities act as investment adviser for individuals, corporations, pension funds, endowments, insurance companies, mutual funds and closed-end investment companies, with assets under management of approximately $7.5 billion as of March 31, 2009.

ADMINISTRATOR

         Claymore Advisors, LLC, located at 2455 Corporate West Drive, Lisle, Illinois 60532, serves as the Fund's administrator.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         Ernst & Young LLP ("E&Y") has been selected as the independent registered public accounting firm by the Audit Committee of the Fund and approved by a majority of the Fund's Board, including a majority of the Independent Trustees, to audit the accounts of the Fund for and during the Fund's fiscal year ended in 2008 and fiscal year ending in 2009. The Fund does not know of any direct or indirect financial interest of E&Y in the Fund.

         Representatives of E&Y will be available to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

AUDIT FEES

         The aggregate fees billed to the Fund by E&Y for professional services rendered for the audit of the Fund's annual financial statements for the Fund's fiscal year ended December 31, 2008, were approximately $46,000 and for the Fund's fiscal year ended December 31, 2007, were approximately $48,000.

AUDIT-RELATED FEES

         The aggregate fees billed by E&Y and approved by the Audit Committee of the Fund for assurance and related services reasonably related to the performance of the audit of the Fund's annual financial statements (such fees relate to services rendered, and out of pocket expenses incurred, in connection with the Fund's registration statements, comfort letters and consents) for the Fund's fiscal year ended December 31, 2008, were $0 and for the Fund's fiscal year ended December 31, 2007, were $0. E&Y did not perform any other assurance and related services that were required to be approved by the Fund's Audit Committee for such periods.

TAX FEES

         The aggregate fees billed by E&Y and approved by the Audit Committee of the Fund for professional services rendered for tax compliance, tax advice, and tax planning (such fees relate to tax services provided by E&Y in connection with the Fund's excise tax calculations and review of the Fund's tax returns) for the Fund's fiscal year ended December 31, 2008, were approximately $6,000 and for the Fund's fiscal year ended December 31, 2007, were approximately $6,200. E&Y did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Fund's Audit Committee for such periods.

ALL OTHER FEES

         Other than those services described above, E&Y did not perform any other services on behalf of the Fund for the Fund's fiscal year ended December 31, 2008, or for the Fund's fiscal year ended December 31, 2007.

AGGREGATE NON-AUDIT FEES

         The aggregate non-audit fees billed by E&Y for services rendered to the Fund, the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (not including a sub-adviser whose primary role is portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the Fund for the Fund's fiscal year ended December 31, 2008, were approximately $6,000 and for the Fund's fiscal year ended December 31, 2007, were approximately $6,200.

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

         As noted above, the Audit Committee is governed by the Audit Committee Charter, which was attached as Appendix A to the Fund's proxy statement filed with the Securities and Exchange Commission on July 12, 2007, and which includes Pre-Approval Policies and Procedures in Section IV of such Charter.

         Specifically, sections IV.C.2 and IV.C.3 of the Audit Committee Charter contain the Pre-Approval Policies and Procedures and such sections are included below.

         IV. To fulfill its responsibilities and duties the Audit Committee shall:

           C.2. Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

                  (a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

           C.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any nonaudit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

                  (a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

         The Audit Committee of the Fund has pre-approved all audit and non-audit services provided by E&Y to the Fund, and all non-audit services provided by E&Y to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund that are related to the operations of the Fund for the fiscal years ended December 31, 2008, and December 31, 2007.

         None of the services described above for the Fund's fiscal years ended December 31, 2008, and December 31, 2007, were approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

PRINCIPAL SHAREHOLDERS

         As of May 29, 2009, to the knowledge of the Fund, one person (shown in the table below) beneficially owned more than 5% of the voting securities of the Fund.

SHAREHOLDER NAME AND ADDRESS         SHARE HOLDINGS      PERCENTAGE OWNED
--------------------------------------------------------------------------------

First Trust Portfolios L.P. (1)
120 East Liberty Drive, Suite 400
Wheaton, IL 60187                       1,836,080              9.53%

-------------

(1) Based on information obtained from a Schedule 13G filed with the U.S. Securities and Exchange Commission on February 9, 2009. According to the Schedule 13G filing, First Trust Portfolios L.P. is sponsor of several unit investment trusts which hold shares of common stock of the Fund. No unit investment trust sponsored by First Trust Portfolios L.P. holds 5% or more of the Fund's common stock.

FINANCIAL STATEMENTS AND OTHER INFORMATION

         THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO CLAYMORE SECURITIES, INC., 2455 CORPORATE WEST DRIVE, LISLE, ILLINOIS 60532, (800) 851-0264.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Fund's officers and Trustees, certain officers of the Fund's investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund's Shares to file certain reports of ownership ("Section 16 filings") with the SEC and the New York Stock Exchange. Based upon the Fund's review of the copies of such forms effecting the Section 16 filings received by it, the Fund believes that for Fund's fiscal year ended December 31, 2008, all filings applicable to such persons were completed and filed in a timely manner.

PRIVACY PRINCIPLES OF THE FUNDS

         The Fund is committed to maintaining the privacy of Shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

         Generally, the Fund does not receive any non-public personal information relating to its Shareholders, although certain non-public personal information of its Shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its Shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service Shareholder accounts (for example, to a transfer agent or third party administrator).

         The Fund restricts access to non-public personal information about the Shareholders to employees of the Adviser with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its Shareholders.

DEADLINE FOR SHAREHOLDER PROPOSALS

         The Fund's 2010 annual meeting of Shareholders is currently expected to be held on or about July 20, 2010. Shareholder proposals intended for inclusion in the Fund's proxy statement in connection with the Fund's 2010 annual meeting of Shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act") must be received by the Fund at the Fund's principal executive offices by February 22, 2010. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund's principal executive offices not later than May 7, 2010.

EXPENSES OF PROXY SOLICITATION

         The cost of soliciting proxies will be borne by the Fund. Certain officers of the Fund and certain officers and employees of Claymore or its affiliates (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

OTHER MATTERS

         The management of the Fund knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.


                                    Very truly yours,


                                    /s/ J. THOMAS FUTRELL

                                    J. THOMAS FUTRELL
                                    Chief Executive Officer

June 22, 2009

                                                                      APPENDIX A

                                 CLAYMORE FUNDS

                   NOMINATING AND GOVERNANCE COMMITTEE CHARTER

PURPOSES AND ORGANIZATION

         The purpose of Nominating and Governance Committee (the "Committee") of the Board of Trustees (the "Board") of each of the registered investment companies listed in Appendix A hereto (the "Trust(s)") is to review matters pertaining to the composition, committees, and operations of the Board. Members of the Committee may not be "interested persons" of the Trust, as such term is defined in the Investment Company Act of 1940, as amended ("Interested Persons").1 The Committee shall have the following duties and powers:

         (1) To evaluate and recommend all candidates for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board Committee.

         (2) To review policy matters affecting the operation of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

         (3) To evaluate periodically the effectiveness of the Board and Board Committees and make such recommendations to the Board as deemed appropriate by the Committee.

         (4) To oversee the contract review process, including the review of the Trust's investment advisory agreements and contracts with other affiliated service providers.

         The Committee shall receive appropriate funding as determined by the Committee to carry out its responsibilities and shall have the authority to retain experts, consultants or legal counsel as the Committee deems appropriate.

         The Committee shall meet annually (or more frequently, if needed) and be empowered to hold special meetings, as circumstances require. Any action of the Committee shall be taken by the affirmative vote of a majority of the members. Any action of the Committee may be taken without a meeting if at least a majority of the members of the Committee consent thereto in writing.

--------------

1 As contemplated by certain rules under the Investment Company Act of 1940, as amended, the selection and nomination of candidates for election as members of the Board who are not Interested Persons shall be made by the incumbent members of the Board who are not Interested Persons.

QUALIFICATIONS FOR TRUSTEE NOMINEES

         The Committee requires that Trustee candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (v) overall diversity of the Board's composition.

         Following an initial evaluation by the Committee, a nominee must: (i) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Committee to evaluate the candidate and to determine, among other matters, whether the candidate would be an Independent Trustee under the 1940 Act or otherwise have material relationships with key service providers to the Fund; (ii) be prepared to submit character references and agree to appropriate background checks; and (iii) be prepared to meet with one or more members of the Committee at a time and location convenient to those Committee members in order to discuss the nominee's qualifications.

IDENTIFICATION OF NOMINEES

         In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Trust's current Trustees, (ii) the Trust's officers, (iii) the Trust's investment adviser(s), (iv) the Trust's shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the expense of the Trust to identify potential candidates. The Committee will not nominate a person for election to the Board as a Trustee (unless such person is an "interested person," as defined by the Investment Company Act of 1940) after such person has reached the age of seventy-three (73).

CONSIDERATION OF CANDIDATES RECOMMENDED BY SHAREHOLDERS

         The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix B to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix B will not be considered by the Committee).

                                   APPENDIX A


Madison/Claymore Covered Call & Equity Strategy Fund

                                                                      APPENDIX B

            PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES

A Trust shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee's consideration.

1. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Trust, to the attention of the Secretary, at the Address of the principal executive offices of the Trust.

2. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust not less than one hundred and twenty (120) calendar days nor more than one hundred and fifty (150) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and citizenship of the person recommended by the shareholder (the "candidate"); (B) the class or series and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule
         14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books;
         (iv) the class or series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other persons

         (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

PROXY TABULATOR               To vote by Mail
P.O. BOX 9112
FARMINGDALE, NY 11735         1) Read the Proxy Statement.
                              2) Check the appropriate boxes on the proxy
                                 card below.
                              3) Sign and date the proxy card.
                              4) Return the proxy card in the envelope provided.




TO VOTE, MARK BLOCKS BELOW IN BLUE                           KEEP THIS PORTION
OR BLACK INK AS FOLLOWS:                 M15543-P82951       FOR YOUR RECORDS
-------------------------------------------------------------------------------
THIS PROXY CARD IS VALID                                     DETACH AND RETURN
ONLY WHEN SIGNED AND DATED.                                  THIS PORTION ONLY


MADISON/CLAYMORE COVERED CALL &
EQUITY STRATEGY FUND

                                For      Withhold    For All         To withhold authority to vote for
                                All        All       Except          any individual nominee(s), mark
                                                                     "For All Except" and write the
1. Election of Trustees:                                             name(s) of the nominee(s) on the
                                                                     line below.


   Class II Nominees             0         0          0              --------------------------------

   Nominees:

   01) Ronald A. Nyberg
   02) James R. Imhoff, Jr.

2. To transact such other business as may properly come before the Annual
   Meeting or any adjournments or postponements thereof.


  Please mark, date, sign & return the proxy promptly in the enclosed envelope.

Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

--------------------------------- --------

--------------------------------- --------
Signature [PLEASE SIGN WITHIN BOX]  Date


--------------------------------- --------

--------------------------------- --------
Signature (Joint Owners)            Date

              Important Notice Regarding the Availability of Proxy
                       Materials for the Annual Meeting:
                The Statement is available at www.proxyvote.com.


-------------------------------------------------------------------------------
                                                                  M15544-P82951


                       Solicited by the Board of Trustees
              Madison/Claymore Covered Call & Equity Strategy Fund
                         Annual Meeting of Shareholders
                                  July 21, 2009

  MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND

  The annual meeting of shareholders of Madison/Claymore Covered Call & Equity Strategy Fund (the "Fund") will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois, 60532 on Tuesday, July 21, 2009, at 1:00 p.m. Central Time (the "Annual Meeting"). The undersigned hereby appoints Mark E. Mathiasen and Kevin M. Robinson, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

  SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXY SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.